UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2012

Maxwell Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-173972	33-1219696
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

848 N. Rainbow Blvd. #2741
Las Vegas, NV	89107
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 706-5576

Mericol, Inc.
(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01  Change  in Registrant’s Certifying Accountant

On October 22, 2012, Maxwell Resources, Inc. (the “Company”) dismissed Ronald R. Chadwick, P.C. (“Chadwick”) as the Company’s independent registered public accounting firm which dismissal was approved by the Company’s Board of Directors on October 22, 2012.

During the fiscal years ended March 31, 2012 and 2011,  Chadwick’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Chadwick’s audit report for the years ended March 31, 2012 and 2011 stated that certain conditions  raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through October 22, 2012, (i) there were no disagreements between the Company and Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On October 22, 2012, the Company provided Chadwick with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Chadwick furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated October 26, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On October 22, 2012, the Company’s Board of Directors approved the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”) as its independent registered public accounting firm for the Company’s fiscal year ending March 31, 2013.

During the years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through October 22, 2012, the date of engagement of RRBB, the Company did not consult with RRBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description
16.1                     Letter from Chadwick dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2012

MAXWELL RESOURCES, INC.
/s/ Phillip W. Dias
By: Phillip W. Dias Title: CEO and President